                                                                  EXHIBIT 10.2

                          AMENDMENT No. 3, WAIVER AND AGREEMENT, dated as of
                 July 23, 1996 (this "Amendment"), to the Credit Agreement dated as of July 28, 1995, as amended by Amendment No. 1, Waiver and Consent thereto dated as of March 31, 1996, and Waiver, Amendment and Agreement thereto dated as of July 2, 1996 (the "Credit Agreement"), among HARVARD INDUSTRIES, INC., a Florida corporation ("Harvard"), DOEHLER-JARVIS, Inc., a Delaware corporation ("Doehler-Jarvis"), the Borrowers named therein (the "Borrowers"), the several banks and other financial institutions party to the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and CHEMICAL BANK DELAWARE, a Delaware banking corporation, as Issuing Bank (in such capacity, the "Issuing Bank").

         A. The Lenders and the Issuing Bank have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

         B. Harvard, Doehler-Jarvis and the Borrowers have requested that the Lenders grant a limited waiver of Sections 6.09, 6.10 and 6.11 of the Credit Agreement.

         C. The Required Lenders are willing to grant such limited waiver pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.       Amendment to Section 1.01 of the Credit Agreement.
(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

         (a) by amending and restating the definition of the term "Borrowing Base" in its entirety as follows:

                 "Borrowing Base" shall mean an amount equal to the sum, without duplication, of (a) 85% of Eligible Accounts Receivable of the Harvard Borrowers and (b) 80% of Eligible Accounts Receivable of Doehler-Jarvis and the DJ Borrowers. In addition, for any date occurring before September 3, 1996, the Borrowing Base shall be increased by the lesser of (i) the sum of (A) 50% of the Eligible Inventory Value of the Harvard

         Borrowers, (B) 50% of the Eligible Inventory Value of Work-in-Process of Doehler-Jarvis and the DJ Borrowers and (C) 60% of the Eligible Inventory Value of Raw Materials and Finished Goods Inventory of Doehler-Jarvis and the DJ Borrowers and (ii) $5,000,000. The Borrowing Base at any time in effect shall be determined by reference to the Borrowing Base Certificate most recently delivered hereunder.

         (b) by adding the following definitions, in the appropriate alphabetical order.

                 "Concentration Account" shall have the meaning assigned to such term in the Security Agreement.

                 "Eligible Inventory" shall mean, with respect to any person on any date, all Inventory (other than tooling or prototypes) of such person and its consolidated subsidiaries on such date deemed by the Collateral Agent in good faith to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, to qualify as "Eligible Inventory" no person other than a Borrower or a Subsidiary Guarantor shall have any direct or indirect ownership interest or title to such Inventory and no person other than a Borrower or Subsidiary Guarantor shall be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein. Unless otherwise from time to time approved in writing by the Administrative Agent, no Inventory shall be deemed Eligible Inventory if:

                          (a) it is not owned solely by a Borrower or a Subsidiary Guarantor or a Borrower or a Subsidiary Guarantor does not have a sole and good, valid and unencumbered title thereto (except for Liens expressly permitted by Section 6.02, provided that such Inventory shall not be deemed Eligible Inventory to the extent of the obligations secured by such Liens), or

         (b)     it is not located in the continental United States; or

                          (c) it is not located on property owned or leased by such Borrower or Subsidiary Guarantor or in a contract warehouse, in each case, specified on Schedule 1.01(a) to this Agreement, and, except as otherwise approved by the Collateral Agent, covered by an agreement satisfactory in form and substance to the Collateral Agent covering the Collateral Agent's access to such Inventory and waiving the lessor's or contract warehouseman's Liens therein, and segregated or otherwise separately identifiable from goods of all others, if any, stored on the premises other than Inventory that has been sent out to intermediary processors in the ordinary course of such person's business and consistent with past practice; provided, however, that, notwithstanding the foregoing, 5% of all such Inventory that is not located at such properties or in such warehouses shall be deemed Eligible Inventory; or

                          (d) it is packing or shipping materials or maintenance supplies; or

                          (e) it is not subject to a valid and perfected first priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties, except, with respect to Inventory stored at sites described in clause (c) above, for Liens for unpaid rent or normal and customary warehousing charges, in each case, not yet due; or

                          (f) it is goods returned or rejected by such person's customers or goods in transit to third parties (other than to warehouse sites described in clause (c) above; or

                          (g) it is seconds or thirds, or is obsolete or slow moving or unmerchantable, or does not otherwise conform to the representations and warranties contained in the Loan Documents.

                 Without limiting the foregoing, Inventory shall not be Eligible Inventory if (i) the purchase order, invoice or any other document in connection therewith indicates that any person other than a Borrower or a Subsidiary Guarantor has any ownership interest therein (other than any such interest permitted by the Loan Documents or (ii) it arises from a contract or other agreement with a supplier or customer that has a contracting party other than a Borrower or a Subsidiary Guarantor and the relevant supplier or customer (it being understood that Harvard may separately guarantee the performance of any such contract or agreement by such Borrower).

                 "Eligible Inventory Value" shall mean at the time of any determination thereof the lower of cost (less any appropriate re-valuation reserves or reserve for obsolete Inventory and any profits accrued in connection with transfers of Inventory between any Loan Party and its subsidiaries or between subsidiaries of any Loan Party) and fair market value of the Eligible Inventory at such time, in dollars, determined in accordance with the first in/first out method of accounting and on a basis otherwise consistent such person's current and historical accounting practices.

                 "Raw Materials and Finished Goods Inventory" shall mean, with respect to any person on any date, the Eligible Inventory of such person and its consolidated subsidiaries on such date that constitutes raw materials and finished goods Inventory.

         "Work-in-Process" shall mean, with respect to any person on any date, the Eligible Inventory of such person and its consolidated subsidiaries on such date that constitutes work-in-process Inventory.

         SECTION 2.       Amendment to Section 2.02 of the Credit Agreement.
Section 2.02 of the Credit Agreement is hereby amended by deleting the numbers "1,000,000" and "5,000,000" in the last line thereof and substituting therefor the numbers "500,000" and "1,000,000", respectively.

         SECTION 3.       Amendment to Section 2.11 of the Credit Agreement.
Section 2.11 of the Credit Agreement is hereby amended by adding as a new paragraph (e) thereof the following:

                          (e) Notwithstanding the foregoing, at the opening of business on each Business Day the Collateral Agent shall remit all funds then on deposit in the Concentration Account to the Administrative Agent to be applied by the Administrative Agent first, to prepay the then outstanding Loans (if any) and second, to the extent of any remaining funds (after the prepayment of Loans), to replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties.

         SECTION 4.       Amendment to Section 5.04 of the Credit Agreement.
Section 5.04 of the Credit Agreement is hereby amended as follows:

         (a)     by deleting paragraph (f) thereof in its entirety;

         (b) by relettering clause (e) thereof as clause (f) and inserting the following as a new clause (e) thereof:

                          "(e) not later than 10:00 a.m., New York City time,
                 on each Business Day (i) a Borrowing Base Certificate showing the Borrowing Base as of the close of business on the immediately preceding Business Day, each such certificate to be certified as complete and correct on behalf of Harvard by a Financial Officer of Harvard and (ii) such other supporting documentation and additional reports with respect to the Borrowing Base as the Administrative Agent shall reasonably request"; and

         (c) by (i) deleting the words "12:00 (noon)" in the first line of new paragraph (f) thereof and substituting therefor the words "10:00 a.m." and
(ii) inserting immediately after the word "week" in the third line of new paragraph (f) thereof the words "(which shall reflect a recalculation of the portion of Inventory and Accounts of the Borrowers and Doehler-Jarvis that did not constitute Eligible Inventory and Eligible Accounts as of such day)".

         SECTION 5. Amendments to Section 5.11(b) of the Credit Agreement. Section 5.11(b) of the Credit Agreement is hereby amended by inserting immediately after the words "Eligible Accounts Receivable" in each of the third and fourth lines thereof the words "and Eligible Inventory".

         SECTION 6.       Amendment to Section 5.01 of the Security Agreement.
Section 5.01 of the Security Agreement is hereby amended by deleting paragraphs
(c) and (d) thereof in their entirety and substituting therefor the following:

         (c) The Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Grantor acknowledges and agrees that (i) such grantor has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall continue to be collateral security for all the Obligations and (iii) the funds on deposit in the Concentration Account shall be used to prepay Loans as provided in Section 2.11(e) of the Credit Agreement. The Collateral Agent shall promptly remit any remaining funds in the Concentration Account (after the prepayment of Loans as required by Section 2.11 of the Credit Agreement) to the General Fund Account and Harvard and the Borrowers shall have the right, at any time and from time to time, to withdraw such amounts from the General Fund Accounts as they shall deem to be necessary or desirable.

         SECTION 7. Agreements as to Eurodollar Loans. Each Borrower agrees that it shall not be entitled to request, and the Lenders shall not be obligated to make, Eurodollar loans without the prior written consent of the Required Lenders.

         SECTION 8. Waiver. (a) The Required Lenders hereby waive any Default or Event of Default arising solely as a result of a breach by Harvard of one or more of Section 6.09, 6.10 or 6.11 of the Credit Agreement with respect to the fiscal period ending on June 30, 1996.

                 (b) The Required Lenders hereby waive through October 15, 1996, any Default or Event of Default arising solely as a result of a breach by Harvard of one or more of Sections 6.09, 6.10 or 6.11 of the Credit Agreement with respect to the fiscal period ending on September 30, 1996.

         SECTION 9. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Harvard, Doehler-Jarvis and the Borrowers represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 10. Conditions to Effectiveness. (a) This Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Harvard, Doehler-Jarvis, the Borrowers and the Required Lenders; provided that on such date the waiver set forth in Section 8(a) hereof shall be effective as of June 30, 1996.

                 (h) Notwithstanding the foregoing, the waiver set forth in Section 8(a) hereof shall be effective after July 25, 1996, only if the Required Lenders shall have been notified of, and shall be satisfied with, the terms of an agreement reached by Doehler-Jarvis and General Motors Corporation to reprice Doehler-Jarvis's AC Rochester purchase order for intake manifolds.

         SECTION 11. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank, Harvard, Doehler-Jarvis or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Harvard, Doehler-Jarvis or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Any default under this Amendment shall constitute an Event of Default under the Credit Agreement.

         SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 13. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        HARVARD INDUSTRIES, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:


                                        HARMAN AUTOMOTIVE, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:



                                        HAYES-ALBION CORPORATION


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:



                                        THE KINGSTON-WARREN CORPORATION


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:



                                        DOEHLER-JARVIS, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:

                                        DOEHLER-JARVIS GREENEVILLE, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:



                                        DOEHLER-JARVIS POTTSTOWN, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:



                                        DOEHLER-JARVIS TECHNOLOGIES, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:



                                        DOEHLER-JARVIS TOLEDO, INC.


                                           by /s/ Joseph J. Gagliardi
                                              -----------------------------
                                              Name:
                                              Title:

                                        THE CHASE MANHATTAN BANK, as
                                        successor by merger to Chemical Bank,
                                        individually and as Administrative
                                        Agent and Collateral Agent


                                           by /s/ Rosemary Bradley
                                              -----------------------------
                                              Name:
                                              Title: Vice-President




                                        CHEMICAL BANK DELAWARE,
                                        as Issuing Bank,


                                           by /s/ Michael P. Handago
                                              -----------------------------
                                              Name:
                                              Title: Vice-President


                                        COMERICA BANK,


                                           by /s/ Deborah Albrecht
                                              -----------------------------
                                              Name:
                                              Title: Account Representative


                                        FIRST UNION COMMERCIAL CORPORATION


                                           by /s/ Roseanne Disalvatore
                                              -----------------------------
                                              Name:
                                              Title: Vice-President

                                        IRJ SCHRODER BANK AND TRUST
                                         COMPANY


                                           by /s/ Wing C. Louie
                                              -----------------------------
                                              Name:
                                              Title: Vice-President


                                        MIDLANTIC BANK, N.A.


                                           by /s/ Susan M. Graham
                                              -----------------------------
                                              Name:
                                              Title: Vice-President


                                        NBD BANK,


                                           by /s/ Mark W. Widawski
                                              -----------------------------
                                              Name:
                                              Title: First Vice-President


                                        SANWA BUSINESS CREDIT CORPORATION


                                           by /s/ Peter L. Skavla
                                              -----------------------------
                                              Name:
                                              Title: Vice-President